JENNISON NATURAL RESOURCES FUND, INC.

Supplement dated December 17, 2008 to the Prospectus dated July 31, 2008

The fifth paragraph under the heading How The Fund Invests – Investment Objectives and Policiesis hereby deleted and replaced with the following:

From time to time, we may supplement our fundamental investment process with quantitative analytics designed to evaluate the Fund’s holdings in order to optimize portfolio construction, and to create an enhanced liquidity profile for the Fund while maintaining investment strategy integrity.

LR00259